FIRST AMENDMENT


     THIS FIRST AMENDMENT, dated as of February 14, 1997 (this "Amendment"), amends the Loan and Security Agreement, dated as of February 7, 1997 (the "Loan and Security Agreement"), among the financial institutions named therein, BankAmerica Business Credit, Inc., as Agent, Mercury Finance Company and certain other Borrowers. Capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Loan and Security Agreement.

     WHEREAS, the parties hereto have entered into the Loan and Security Agreement which provides for the Lenders to make Loans to the Borrowers from time to time; and

     WHEREAS, the parties hereto desire to amend the Loan and Security Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1 AMENDMENT. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Loan and Security Agreement shall be amended as follows:

     1.1 Amendment to Section 1.1. Section 1. 1 of the Loan and Security Agreement is amended by inserting the following defined term in alphabetical order:

          "First Amendment" means the First Amendment dated as of February 14, 1997 among the Lenders, the Agent, MFC and the other Borrowers.

     1.2 Amendment to Section 8.11. Section 8.11 of the Loan and Security Agreement is amended and restated in its entirety to read as follows:

          8.11 Use of Proceeds, Margin Regulations. The proceeds of the Loans are to be used by each Borrower to satisfy obligations currently due by each Borrower, for general corporate purposes and by MFC for the purpose of paying amounts due to affiliated insurance companies in the approximate amount of $6,000,000. No such proceeds shall be used to repay the principal of any indebtedness for borrowed money or to pay principal or interest on the commercial paper listed on Exhibit A to the First Amendment.

     1.3 Amendment to Section 9.4. Section 9.4 of the Loan and Security Agreement is amended and restated in its entirety to read as follows:

          9.4 Use of Proceeds. No Borrower shall use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock,
     (ii) to pay or otherwise refinance indebtedness of any Borrower or other incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act, or (iv) or to pay principal or interest on the commercial paper listed on Exhibit A to the First Amendment.

     SECTION 2 EFFECTIVENESS. The amendments set forth in Section 1 hereof shall become effective, as of the day and year first above written, on such date (the "Amendment Effective Date") when the Agent shall have received an executed counterpart of this Amendment from each Person listed on the signature pages hereto.

     SECTION 3 MISCELLANEOUS.

     3.1 Continuing Effectiveness, etc. Except as herein amended, the Loan and Security Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Loan and Security Agreement to "this Agreement", and all references in any Loan Document to "Loan and Security Agreement", shall refer to the Amended Loan and Security Agreement as amended by this Amendment.

     3.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     3.3 GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     3.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and the respective successors and assigns of the Lenders and the Agent.



     IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                              MERCURY FINANCE COMPANY


                              By
                                Name:
                                Title:

                              MERCURY FINANCE CORPORATION OF ALABAMA
                              MERCURY FINANCE COMPANY OF ARIZONA
                              MERC FINANCE COMPANY OF CALIFORNIA
                              MERCURY FINANCE COMPANY OF COLORADO
                              MERCURY FINANCE COMPANY OF DELAWARE
                              MERCURY FINANCE COMPANY OF FLORIDA
                              MERCURY FINANCE COMPANY OF GEORGIA
                              MERCURY FINANCE COMPANY OF IDAHO
                              MERCURY FINANCE COMPANY OF ILLINOIS
                              MERCURY FINANCE COMPANY OF INDIANA
                              MERCURY FINANCE COMPANY OF IOWA
                              MERCURY FINANCE COMPANY OF KANSAS
                              MERCURY FINANCE COMPANY OF KENTUCKY
                              MERCURY FINANCE COMPANY OF LOUISIANA
                              MERCURY FINANCE COMPANY OF MICHIGAN
                              MERCURY FINANCE COMPANY OF MISSISSIPPI
                              MERCURY FINANCE COMPANY OF MISSOURI
                              MERCURY FINANCE COMPANY OF NEVADA
                              MERCURY FINANCE COMPANY OF NEW MEXICO
                              MERCURY FINANCE COMPANY OF NEW YORK
                              MERCURY FINANCE COMPANY OF NORTH CAROLINA
                              MERCURY FINANCE COMPANY OF OHIO
                              MFC FINANCE COMPANY OF OKLAHOMA
                              MERCURY FINANCE COMPANY OF OREGON
                              MERCURY FINANCE COMPANY OF PENNSYLVANIA
                              MERCURY FINANCE COMPANY OF SOUTH CAROLINA
                              MERCURY FINANCE COMPANY OF TENNESSEE
                              MFC FINANCE COMPANY OF TEXAS


                              MERCURY FINANCE COMPANY OF UTAH
                              MERCURY FINANCE COMPANY OF VIRGINIA
                              MERCURY FINANCE COMPANY OF WASHINGTON
                              MERCURY FINANCE COMPANY OF WISCONSIN
                              FILCO MARKETING COMPANY
                              MFC FINANCIAL SERVICES, INC.
                              GULFCO FINANCE COMPANY
                              GULFCO INVESTMENT, INC.
                              MIDLAND FINANCE CO.



                              By
                                Name:
                                Title:


BANKAMERICA BUSINESS CREDIT,
 INC., as Lender and as the Agent


By:
   Name:
   Title:



                                                    Exhibit A to First Amendment


                                Commercial Paper

                                    Original                       Original
                      Issue         Maturity                       Maturity
                      Date            Date         Dealer           Amount
                      12/05/96      02/06/97     BancAmerica    21,500,000.00
                      12/16/96      02/10/97     BancAmerica    14,000,000.00
                      11/15/96      02/13/97     BancAmerica    15,000,000.00
                      01/16/97      02/19/97     BancAmerica     4,000,000.00
                      12/02/96      03/07/97     BancAmerica    26,000,000.00
                      12/11/96      03/14/97     BancAmerica    20,000,000.00
                      01/13/97      03/19/97     BancAmerica    11,500,000.00
